UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) November 17, 2004



                               CONVERA CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                    Delaware                                000-31989                          54-1987541
-------------------------------------------------    ------------------------     -------------------------------------
(State or other jurisdiction of incorporation)       (Commission File No.)        (I.R.S. Employer Identification No.)

                          1921 GALLOWS ROAD, SUITE 200
                             VIENNA, VIRGINIA 22182
--------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (703) 761-3700

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__   Written  communications  pursuant to Rule 425 under the  Securities Act (17
CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
Exchange Act (17 CFR 240.14d-2(b))

___  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results Of Operations And Financial Condition

     Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Convera Corporation (the "Company"), dated November 17, 2004, reporting the Company's financial results for the quarter ended October 31, 2004. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01(c).  Financial Statements and Exhibits

     99.1 Press Release of Convera Corporation dated November 17, 2004, reporting Convera Corporation's financial results for the quarter ended October 31, 2004.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                            CONVERA CORPORATION



                                            By:    /s/ JOHN R. POLCHIN
                                                 ______________________
                                                     John R. Polchin
                                                     Chief Financial Officer



Date:  November 17, 2004

                                                                    Exhibit 99.1

                                                                         CONVERA


Contacts:         John R. Polchin            Anna Van Lier
                  Chief Financial Officer    Director, Corporate Communications
                  Convera                    Convera
                  703.761.3700               703.761.3700
                  jpolchin@convera.com       avanlier@convera.com


                      Convera Reports Third Quarter Results



     Vienna, Va., November 17, 2004 - Convera Corporation (NASDAQ: CNVR), a leading provider of search and categorization software for enterprises and government agencies, today announced financial results for the three-month period ended October 31, 2004.

     Revenues for the third quarter of fiscal 2005 totaled $6.1 million, a $2.6 million decrease from the $8.7 million as reported for the comparable period of the prior year. This variance is primarily attributable to a $3.4 million federal enterprise license transaction recorded during the year-ago period and the absence of a like-sized deal for the third quarter of fiscal 2005. Gross profit for the three-month period ended October 31, 2004 totaled $4.1 million, resulting in a gross margin of 67%. The gross profit and gross margin for the comparable period of the prior year were $6.8 million and 79% respectively.

     The net loss for the three-month period ended October 31, 2004 was $4.5 million (inclusive of a $518,000 restructuring charge related to Convera's August 2004 actions effected to streamline software operations), or $0.13 per share, compared to a net loss of $3.3 million, or $0.10 per share, for the comparable year-ago quarter.

     Cash and investments as of October 31, 2004 totaled $22.7 million, inclusive of $10.3 million in proceeds from the completion of the September 2004 private placement as previously announced. This cash balance compares to $30.6 million as of January 31, 2004.

     Commenting on the quarter, Patrick C. Condo, President and Chief Executive Officer, Convera stated, "The quarter reflected partial benefits of our August realignment and expense actions, a more targeted effort towards the evolving government sector and continued progress surrounding the development of our Web initiative. These activities will be our primary focus over the coming quarters as we seek to further advance our technology offerings by providing the marketplace with cohesive search platforms for both internal and Web-based content."

     As the Company has previously announced, it has embarked on an advanced development effort focused on applying portions of the Company's existing technology to assist customers in locating contextually relevant information from the World Wide Web. This development effort has since progressed to a software prototype aimed at fully indexing the Web. To date, the Company has met all internal development milestones regarding this initiative. The Company will comment on a timeframe for commercial availability if and when appropriate. Further, as previously announced, in concert with this effort the Company has executed an enterprise hosting service agreement with AT&T to host this proposed future product offering. Capital outlays to date, in connection with this proposed product offering, have been limited to equipment, personnel and general operating costs, which are expected to increase as progress continues. The Company is also assessing future capital requirements for this initiative and may elect to seek funding sources over the coming quarters.




                                   -- more --

Page 2 - Convera Reports Third Quarter Results

     The attached financial information compares the results of operations for the three-month and nine-month periods ended October 31, 2004 to the same periods in 2003 and the balance sheet as of October 31, 2004 to the balance sheet as of January 31, 2004.


     About Convera Convera is a leading provider of mission-critical enterprise search and categorization solutions. Convera's RetrievalWare solutions maximize return on investment in vast stores of unstructured information by providing highly scalable, fast, accurate and secure search across more than 200 forms of text, video, image and audio information, in more than 45 languages. More than 900 customers in 33 countries rely on Convera's search solutions to power a broad range of applications including enterprise portals, knowledge management, intelligence gathering, profiling, corporate policy compliance, regulatory compliance, customer service and more. For more information, contact Convera at 800-788-7758, via e-mail at info@convera.com or on the Web at www.convera.com


     This release, including any statements from Convera personnel, contains statements about Convera's future expectations, performance, plans, and prospects, as well as assumptions about future events. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including without limitation, business and economic conditions and trends; continued success in technological advances and development including the Web initiative; possible disruption in commercial activities caused by terrorist activity and armed conflict, such as changes in logistics and security arrangements; reduced customer demand relative to expectations; competitive factors; and other risk factors listed from time to time in the company's SEC reports. Actual results may differ materially from our expectations as the result of these and other important factors relating to Convera's business and product development efforts, which are further described in Convera's filings with the Securities and Exchange Commission. These filings can be obtained from the SEC's website located at www.sec.gov. Any forward-looking statements are based on information available to Convera on the date of this release, and Convera assumes no obligation to update such statements. The Convera design logo and the following are worldwide trademarks of Convera: Convera(TM), RetrievalWare(R), and Screening Room(R). The names of actual companies and products mentioned herein may be the trademarks of their respective owners.


The condensed, consolidated statements of operations for the Company appear below and are presented in accordance with accounting principles generally accepted in the United States. All amounts, except per share amounts, are expressed in thousands of U.S. dollars.

                                                                Three Months Ended                    Nine Months Ended
                                                                    October 31,                          October 31,
                                                                 2004           2003                 2004            2003
                                                          (unaudited)                           (unaudited)
Revenues:
        License                                                  $ 3,043   $   6,279           $  11,096        $ 15,097
        Services                                                   1,274         741               2,898           3,407
        Maintenance                                                1,813       1,677               5,373           4,766
                                                          ---------------- ---------------      --------------- ---------------
                Total revenues                                     6,130       8,697              19,367          23,270
                                                          ---------------- ---------------      --------------- ---------------

Cost of Revenues:
   License                                                          516          368               1,643           1,320
   Services                                                       1,074          963               2,591           3,755
   Maintenance                                                      428          534               1,387           1,500
                                                          ---------------- ---------------      --------------- ---------------
                Total cost of revenues                            2,018        1,865               5,621           6,575
                                                          ---------------- ---------------      --------------- ---------------

Gross Margin                                                      4,112        6,832              13,746          16,695
                                                          ---------------- ---------------      --------------- ---------------

Operating Expenses:
   Sales and marketing                                            2,931        4,375              12,246          13,708
   Research and product development                               3,039        2,894              10,311           9,395
   General and administrative                                     2,187        2,908               7,109           7,432
   Restructuring charge                                             518          -                   518             620

                                                          ---------------- ---------------      --------------- ---------------
                 Total operating expenses                         8,675       10,177              30,184          31,155
                                                          ---------------- ---------------      --------------- ---------------

Operating Loss                                                   (4,563)      (3,345)            (16,438)        (14,460)

Interest Income, net                                                 45           44                 112             145
                                                          ---------------- ---------------      --------------- ---------------

Net Loss                                                        $ (4,518)   $ (3,301)           $(16,326)       $(14,315)
                                                          ================ ===============      =============== ===============


Net loss per common share - basic & diluted                      $ (0.13)    $ (0.10)            $ (0.47)      $   (0.47)
                                                          ================ ===============      =============== ===============
Weighted-average number of common
   shares outstanding - basic & diluted                           35,824      33,800              34,605          30,699

                                                        -- more --

Page 3 - Convera Reports Third Quarter Results


The condensed, consolidated balance sheets for the Company appear below and are presented in accordance with accounting principles generally accepted in the United States. All amounts are expressed in thousands of U.S. dollars.



 ASSETS                                                  October 31, 2004       January 31, 2004
                                                            (unaudited)
 Current Assets
             Cash and cash equivalents                     $       22,662         $       30,530
             Short term investments                                    71                     71
             Accounts receivable, net                               6,714                  5,464
             Prepaid expenses and other                             2,274                  2,536
                                                       ---------------------- ----------------------
                   Total current assets                            31,721                 38,601

 Other assets, net                                                  3,920                  3,984
 Goodwill                                                           2,275                  2,275
 Other intangible assets                                              633                    835
                                                       ---------------------- ----------------------

                   Total Assets                            $       38,549         $       45,695
                                                       ====================== ======================

 LIABILITIES AND SHAREHOLDERS' EQUITY

 Current Liabilities
             Accounts payable                              $        2,802         $        2,615
             Accrued expenses                                       3,331                  4,093
             Accrued bonuses                                          300                    745
             Deferred revenues                                      3,869                  3,720
             Restructuring reserve                                    793                    620
                                                       ---------------------- ----------------------
                                                                   11,095                 11,793

             Restructuring reserve, net of
               current            portion                             265                    887
             Other long-term liabilities                              485                  1,647
                                                       ---------------------- ----------------------
                   Total long-term liabilities                        750                  2,534
                                                       ---------------------- ----------------------

                   Total Liabilities                               11,845                 14,327
                                                       ---------------------- ----------------------

 Shareholders' Equity                                              26,704                 31,368

                   Total Liabilities & Shareholders'
                   Equity                                  $       38,549         $       45,695
                                                       ====================== ======================


                                       ###
